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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 6, 1999

                         MIRAGE RESORTS, INCORPORATED
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              (Exact name of Registrant as specified in its charter)

        Nevada                    1-6697              88-0058016
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 (State or other juris-         (Commission        (IRS Employer
 diction of incorporation)       File No.)         Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada           89109
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:     (702)  693-7111

                                    N/A
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   (Former name or former address, if changed since last report)

Item 5.  Other Events.

         The Registrant is filing this Current Report on Form
         8-K solely for the purpose of filing the Exhibit listed in Item 7(c) below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              1. Underwriting Agreement dated May 6, 1999 between Registrant and Goldman, Sachs & Co. and related Pricing Agreement dated May 6, 1999 between Registrant and Goldman, Sachs & Co.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MIRAGE RESORTS, INCORPORATED
                                          (Registrant)

Date:  May 7, 1999                By:  /s/ BRUCE A. LEVIN
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                                       Bruce A. Levin
                                       Vice President and General Counsel